UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 7, 2006
                Date of Report (Date of earliest event reported)

                                NYSE Group, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  001-32829                  20-2786071
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
           incorporation)                                   Identification No.)


                      11 Wall Street
                    New York, New York                      10005
              (Address of principal executive             (Zip Code)
                         offices)

       Registrant's telephone number, including area code: (212) 656-3000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 7, 2006, the New York Stock Exchange Inc. (the "NYSE") and Archipelago Holdings, Inc. ("Archipelago") completed the combination of their businesses through a series of mergers (the "Mergers") and became wholly owned subsidiaries of NYSE Group, Inc. ("NYSE Group") pursuant to the Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005, and as further amended on October 20, 2005 and November 2, 2005, by and among the NYSE, Archipelago, NYSE Group, NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. In the Mergers, (1) each holder of a share of Archipelago common stock, par value $0.01per share, was entitled to receive one share of NYSE Group common stock, par value $0.01 per share; and (2) each holder of a NYSE membership was entitled to receive $300,000 in cash and 80,177 shares of NYSE Group common stock. In addition, the NYSE declared a cash dividend of $70,570.78 to be paid to each holder of a NYSE membership as of March 6, 2006.

The issuance of the NYSE Group common stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended, pursuant to NYSE Group's registration statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005 (the "S-4").

The definitive joint proxy statement-prospectus, dated November 3, 2005, as supplemented, that forms a part of the S-4 contains additional information about the Mergers, including information concerning the interests of directors, executive officers and affiliates of the NYSE and Archipelago in the Mergers.

Shares of NYSE Group common stock will be listed on the New York Stock Exchange under the ticker symbol "NYX" and will commence trading on March 8, 2006.

The definitive joint proxy statement-prospectus, dated November 3, 2005, as supplemented, that forms a part of the S-4 sets forth certain information regarding the Mergers, including information concerning the interests of directors, executive officers and affiliates of the NYSE and Archipelago in the Mergers and the intended structure and operation of the combined company created by the Mergers.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statement of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.


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(b)      Pro Forma Financial Information

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)      Exhibits

Exhibit Number   Description

2.1 Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)

2.2 Amendment No. 1, dated as of October 20, 2005, to the Amended and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)

2.3 Amendment No. 2, dated as of November 2, 2005, to the Amendment and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)

99.1 Press release entitled "New York Stock Exchange/Archipelago Holdings Merger Complete," dated March 7, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NYSE GROUP, INC.


Dated: March 7, 2006                      By:  /s/      Richard P. Bernard
                                             ----------------------------------
                                             Name:      Richard P. Bernard
                                             Title:     Executive Vice President
                                                        and General Counsel








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                                  EXHIBIT INDEX


Exhibit Number   Description

2.1 Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)

2.2 Amendment No. 1, dated as of October 20, 2005, to the Amended and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)

2.3 Amendment No. 2, dated as of November 2, 2005, to the Amendment and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)

99.1 Press release entitled "New York Stock Exchange/Archipelago Holdings Merger Complete," dated March 7, 2006.